PROVIDENT

Provident Financial Holdings, Inc.

September 30, 2010

www.myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; the accuracy of the results of our stress test; results of examinations of us by the Office of Thrift Supervision or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share price:	$5.82
52-week range:	$2.43 - $8.95
Shares outstanding	11,407,454 shares
Market cap:	$66.4 million
P/E (ttm):	5.39x
EPS (ttm):	$1.08
Annual div & yield:	$0.04 (0.69%)
Div distribution date:	21-Sep-10
Div record date:	27-Aug-10
As of September 30, 2010	

Provident Financial Holdings, Inc.

Organizational Chart


Provident Financial Holdings
(Holding Company)
Mortgage Banking
(Provident Bank Mortgage)
Provident Bank
Community Banking
(Provident Bank)
Provident Financial Corp

Provident Financial Holdings, Inc.

PROV Overview

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Seventh largest deposit market share in the Riverside-San Bernardino RMA

Provident Locations

Provident Financial Holdings, Inc.



Pleasanton, Northern California
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Glendora
- Rancho Cucamonga
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue

Provident Financial Holdings, Inc.

PROV Highlights

Financial Position:	As of 09/30/2010	As of 06/30/2009
Total Assets	$ 1.39 Billion	$ 1.58 Billion
Loans Held for Investment	$ 968.3 Million	$ 1.17 Billion
Deposits	$ 932.2 Million	$ 989.2 Million
Equity	$ 132.5 Million	$ 114.9 Million
Tangible Equity	$ 132.5 Million	$ 114.9 Million

Financial Results:	Quarter Ended 09/30/2010	Quarter Ended 06/30/2009
Net Income	$ 4.5 Million	$ 1.3 Million
Return on Average Equity	13.93%	4.51%
Return on Average Assets	1.29%	0.33%
Net Interest Margin	2.95%	2.99%
Efficiency Ratio	55.64%	36.09%
Total Loan Originations	$ 650.1 Million	$ 625.2 Million
Provident Bank	$ 0.6 Million	$ 8.0 Million
Provident Bank Mortgage	$ 649.5 Million	$ 617.2 Million

Total Assets

Provident Financial Holdings, Inc.



(In Millions)
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,580
$1,480
$1,415
$1,405
$1,399
$1,389
Relatively Stable
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Quarterly Net Income



(In Millions)
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
-$8.0
$1.3
$(5.0)
$2.6
$0.4
$3.2
$4.5
06/09 *
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

Provident Financial Holdings, Inc.

Pre-Provision, Pre-Tax Earnings


(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$13.2
$8.6
$6.7
$2.9
$5.5
$8.9
06/09*
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

*Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

PROVIDENT
Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
$4.7
$(4.4)
$(5.0)
$2.4
$2.0
$2.5
$(1.9)
$0.9
$4.6
$4.6
$3.5
06/09*
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)
Community Banking
Mortgage Banking

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction ($596,000 was allocated to Mortgage Banking) and the $734,000 FDIC special assessment expense paid in September 2009.

PROVIDENT
Provident Financial Holdings, Inc.

Quarterly Net Interest Income


(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$11.6
$10.1
$9.6
$9.6
$10.3
$9.8
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

Provident Financial Holdings, Inc.

Non-Interest Income



(In Millions)
12
10
8
6
4
2
0
$0.7
$8.3
$3.9
$3.1
$1.5
$5.2
$1.5
$1.4
$1.2
$4.5
$0.9
$9.4
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)
Gain (Loss) on Sale of Loans
Other Fees

PROVIDENT
Provident Financial Holdings, Inc.

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.99%
2.69%
2.72%
2.85%
3.10%
2.95%
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

Provident Financial Holdings, Inc.

Operating Expenses


(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$7.4
$8.6
$9.6
$9.5
$10.5
$11.2
06/09 *
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

PROVIDENT
Provident Financial Holdings, Inc.

G&A to Average Assets



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
1.86%
2.18%
2.60%
2.70%
3.00%
3.20%
06/09 *
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

Efficiency Ratio



Improving
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
36.09%
49.97%
58.84%
76.57%
65.47%
55.64%
06/09 *
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

* Includes a $2.6 million non-recurring, non-taxable compensation expense recovery as a result of the ESOP self-correction and the $734,000 FDIC special assessment expense paid in September 2009.

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Assets



1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-2.00%
0.33%
-1.28%
0.70%
0.10%
0.92%
1.29%
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

Provident Financial Holdings, Inc.

Return on Average Equity


15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
4.51%
-17.68%
9.00%
1.20%
10.16%
13.93%
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

Provident Financial Holdings, Inc.

Diluted Earnings per Share


$0.50
$0.25
$0.00
-$0.25
-$0.50
-$0.75
-$1.00
-$1.25
-$1.50
$0.21
$(0.82)
$0.37
$0.03
$0.28
$0.40
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

Provident Financial Holdings, Inc.

Book Value per Share



$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$18.48
$17.51
$10.85
$10.90
$11.20
$11.61
06/09
09/09
12/09*
03/10
06/10
09/10
(Quarter Ended)

* Primarily the result of the $11.9 million capital raise in December 2009.

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT Bank™

More for you everyday.

Provident Financial Holdings, Inc.

Loan to Investment Mix


(In Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$125
$1,166
$55
$1,109
$40
$1,069
$36
$1,033
$35
$1,006
$33
$968
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)
Loans Held for Investment
Investment Securities

Provident Bank Loan Originations (Primarily "Preferred Loans")

PROVIDENT
Provident Financial Holdings, Inc.



(In Millions)
$8
$7
$6
$5
$4
$3
$2
$1
$0
$8
$0
$1
$1
$1
$1
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)

PROVIDENT
Provident Financial Holdings, Inc.



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
06/09
09/09
12/09
03/10
06/10
09/10
$509
$698
42%
$491
$672
42%
$483
$640
43%
$470
$611
43%
$461
$587
44%
$448
$557
44%
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

"Preferred Loans" – Multi-Family, Commercial Real Estate, Construction and Commercial Business Loans.

Asset Quality

Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA"), NPA to Total Assets Ratio and Allowance for Loan Losses to Loans Held for Investment Ratio ("ALLL to LHI")



28% Decline
(In Thousands)
(Percentage)
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	06/09	09/09	12/09	03/10	06/10	09/10
Non-Performing Assets	$88,257	$98,222	$100,704	$91,394	$73,450	$72,722
NPA to Total Assets	5.59%	6.64%	7.12%	6.50%	5.25%	5.23%
ALLL to LHI	3.75%	4.97%	4.92%	4.69%	4.14%	3.88%

Asset Quality

Provision for Loan Losses


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
(In Thousands)
$12,863
$17,206
$2,315
$2,322
$0
$877

	06/09	09/09	12/09	03/10	06/10	09/10
GVA (1)	$1,822	$9,247	$1,806	-$614	-$967	-$1,673
SVA (2)	$11,041	$7,959	$4,121	$2,936	$967	$2,550

(1) General Valuation Allowance.

(2) Specific Valuation Allowance.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2002 & Prior	2003	2004	2005	2006	2007	2008	2009	YTD 2010	TOTAL
Loan Balance (In Thousands)	$12,797	$22,287	$77,537	$169,476	$141,489	$86,611	$37,945	$1,598	$799	$550,539
Weighted Avg. LTV (1)	51%	69%	74%	72%	71%	72%	75%	58%	72%	72%
Weighted Avg. Age (In Years)	14.35	7.10	6.05	5.19	4.20	3.22	2.49	1.36	0.29	4.83
Weighted Avg. FICO (2)	696	721	722	731	742	733	743	750	731	733
Number of Loans	141	88	236	441	316	166	69	6	2	1,465
Geographic Breakdown (%)										
Inland Empire	36%	40%	30%	30%	29%	29%	28%	100%	100%	30%
Southern California (Other Than Inland Empire)	58%	56%	64%	62%	52%	40%	43%	0%	0%	55%
Other California	4%	4%	5%	7%	17%	30%	29%	0%	0%	14%
Other States	2%	0%	1%	1%	2%	1%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Provident Financial Holdings, Inc.

Asset Quality

Commercial Real Estate – Loans Held for Investment

	Year of Origination									
	2002 & Prior	2003	2004	2005	2006	2007	2008	2009	YTD 2010	TOTAL (3)(4)
Loan Balance (In Thousands)	$9,252	$12,560	$10,656	$16,575	$21,117	$20,858	$6,257	$11,251	$756	$109,282
Weighted Avg. LTV (1)	47%	45%	53%	48%	57%	54%	37%	59%	41%	51%
Weighted Avg. Debt Coverage Ratio (2)	1.44x	1.64x	2.33x	2.14x	2.39x	2.37x	1.74x	1.05x	0.98x	1.99x
Weighted Avg. Age (In Years)	10.47	7.26	6.22	5.21	4.17	3.25	2.43	1.25	0.21	4.81
Weighted Avg. FICO (2)	735	729	713	699	719	715	756	722	705	718
Number of Loans	15	21	19	22	24	23	10	5	5	144
Geographic Breakdown (%)										
Inland Empire	90%	52%	53%	66%	22%	43%	7%	86%	70%	51%
Southern California (Other Than Inland Empire)	9%	48%	47%	34%	77%	48%	93%	0%	30%	45%
Other California	1%	0%	0%	0%	1%	9%	0%	0%	0%	2%
Other States	0%	0%	0%	0%	0%	0%	0%	14%	0%	2%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $28.1 million in Retail; $26.6 million in Office; $10.5 million in Light Industrial/Manufacturing; $10.4 million in Medical/Dental Office; $9.3 million in Mixed Use; $5.8 million in Warehouse; $3.6 million in Restaurant/Fast Food; $3.5 million in Mini-Storage; $3.1 million in Research and Development; $2.6 million in Mobile Home Parks; $2.1 million in Schools; $1.9 million in Hotel and Motel; $1.1 million in Automotive – Non Gasoline; and $717,000 in Other.

(4) Consisting of $70.5 million or 64.5% in investment properties and $38.8 million or 35.5% in owner occupied properties.

Provident Financial Holdings, Inc.

Asset Quality

Multi-Family – Loans Held for Investment

	Year of Origination									
	2002 & Prior	2003	2004	2005	2006	2007	2008	2009	YTD 2010	TOTAL
Loan Balance (In Thousands)	$5,993	$13,579	$40,832	$55,506	$99,080	$100,257	$16,219	-	$977	$332,443
Weighted Avg. LTV (1)	39%	54%	51%	53%	56%	56%	51%	-	70%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.89x	1.49x	1.47x	1.28x	1.27x	1.25x	1.39x	-	1.33x	1.31x
Weighted Avg. Age (In Years)	10.28	7.18	6.27	5.25	4.28	3.23	2.44	-	0.42	4.49
Weighted Avg. FICO (2)	740	708	711	708	712	701	755	-	715	712
Number of Loans	14	29	56	90	111	121	22	-	4	447
Geographic Breakdown (%)										
Inland Empire	35%	7%	21%	7%	12%	3%	9%	0%	0%	10%
Southern California (Other Than Inland Empire)	65%	83%	75%	66%	59%	83%	89%	0%	33%	72%
Other California	0%	10%	3%	26%	26%	14%	2%	0%	67%	17%
Other States	0%	0%	1%	1%	3%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	0%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Asset Quality

Provident Financial Holdings, Inc.

Geographic Locations

	Inland Empire		Southern California (1)		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$168,495	30%	$301,416	55%	$77,759	14%	$6,375	1%	$554,045	100%
Multi-Family	32,066	10%	238,724	72%	58,037	17%	3,616	1%	332,443	100%
Commercial Real Estate	55,689	51%	49,672	46%	2,303	2%	1,618	1%	109,282	100%
Construction	-	0%	400	100%	-	0%	-	0%	400	100%
Other loans	1,532	100%	-	0%	-	0%	-	0%	1,532	100%
Total	$257,782	26%	$590,212	59%	$138,099	14%	$11,609	1%	$997,702	100%

(1) Other than the Inland Empire.

Provident Financial Holdings, Inc.

Transaction Accounts, CDs & Borrowings



(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$457
$637
$352
$417
$556
$376
$335
$521
$416
$310
$498
$450
$310
$475
$458
$295
$473
$459
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition

Provident Financial Holdings, Inc.


As of 09/30/2010
(In Millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$473
$205
$176
$51
$27
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market


As of 06/30/2009
(In Millions)
$700
$600
$500
$400
$300
$200
$100
$0
$637
$156
$128
$42
$26
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™
Faster funded home loans.

Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations


(In Millions)
$700
$600
$500
$400
$300
$200
$100
$0
$1
$617
$0
$492
$0
$465
$0
$359
$1
$485
$0
$649
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)
Saleable
Portfolio

PROVIDENT
Provident Financial Holdings, Inc.

Provident Bank Mortgage Locked Pipeline



Locked Pipeline - Available for Sale
(In Thousands)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$(0)
Sizable Increase

	06/09	09/09	12/09	03/10	06/10	09/10
Gross Locked Pipeline	$159,726	$206,321	$114,464	$177,101	$235,356	$265,884
Net Locked Pipeline (1)	$104,630	$131,149	$76,755	$123,449	$146,379	$169,614

(Quarter Ended)

(1) Net of management's estimate of commitments to extend credit which may not fund.

PROVIDENT
Provident Financial Holdings, Inc.

PBM Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	06/09	09/09	12/09	03/10	06/10	09/10
Refinance	60%	39%	50%	43%	32%	58%
Purchase	40%	61%	50%	57%	68%	42%

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Loan Sale Margin


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.33%
1.45%
0.59%
0.82%
1.27%
1.55%
0.36%
0.65%
0.89%
1.30%
1.42%
1.50%
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision

Provident Financial Holdings, Inc.

Capital Management

Provident Financial Holdings, Inc.

Stockholders' Equity


(In Millions)
$135
$130
$125
$120
$115
$110
$105
$100
$115
$109
$124
$124
$128
$132
06/09
09/09
12/09 *
03/10
06/10
09/10
(Quarter Ended)

* Primarily the result of the $11.9 million capital raise in December 2009.

PROVIDENT
Provident Financial Holdings, Inc.

Cash Dividend per Share



$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.03
$0.01
$0.01
$0.01
$0.01
$0.01
06/09
09/09
12/09
03/10
06/10
09/10
(Quarter Ended)

Consolidated Capital Ratio

Provident Financial Holdings, Inc.


Equity to Assets
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
7.27%
7.36%
8.74%
8.85%
9.13%
9.54%
06/09
09/09
12/09 *
03/10
06/10
09/10
(Quarter Ended)

* Primarily the result of the $11.9 million capital raise in December 2009.

Bank Capital Ratios



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	06/09	09/09	12/09	03/10	06/10	09/10
Core Capital Ratio	6.88%	7.03%	8.41%	8.53%	8.82%	9.25%
Tier 1 Risk-Based Capital Ratio	11.78%	11.89%	13.79%	14.25%	11.91%	12.69%
Total Risk-Based Capital Ratio	13.05%	13.16%	15.06%	15.53%	13.17%	13.96%

(Quarter Ended)

To be deemed "Well Capitalized," the Bank must maintain its Core Capital Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk-Based Capital Ratio at or above 5.00%, 6.00% and 10.00%, respectively.

Provident Financial Holdings, Inc.

Value Proposition

Stock Price to Tangible Book Value Multiple


2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Dec 2008	Mar 2009	Jun 2009	Sep 2009	Dec 2009	Mar 2010	Jun 2010	Sep 2010
Price/TBV	0.24x	0.28x	0.30x	0.46x	0.25x	0.32x	0.43x	0.50x

PROVIDENT

Provident Financial Holdings, Inc.

PROV
NASDAQ
LISTED

www.myprovident.com